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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

                  We, the signature of this Statement on Schedule 13G to which this Agreement is attached, hereby agree that such Statement is, and any amendments thereto filed by either of us will be, filed on behalf of each of us.

                                           TEMASEK HOLDINGS (PRIVATE) LIMITED


                                           /s /  WENDY ONG
                                           -------------------------------------
                                           Name:  Wendy Ong
                                           Title:  Company Secretary
                                           Date:  April 25, 2001


                                           SINGAPORE TECHNOLOGIES PTE LTD


                                           / s /  CHUA SU LI
                                           -------------------------------------
                                           Name:  Chua Su Li
                                           Title:  Company Secretary
                                           Date:  April 25, 2001



                                           SINGAPORE TECHNOLOGIES
                                           TELEMEDIA PTE LTD


                                           / s / PEK SIOK LAN
                                           -------------------------------------
                                           Name: Pek Siok Lan
                                           Title:  Company Secretary
                                           Date:  April 25, 2001



                                           STT COMMUNICATIONS LTD


                                           / s / PEK SIOK LAN
                                           -------------------------------------
                                           Name: Pek Siok Lan
                                           Title:  Company Secretary
                                           Date:  April 25, 2001



                                           STT VENTURES LTD


                                           / s / PEK SIOK LAN
                                           -------------------------------------
                                           Name: Pek Siok Lan
                                           Title:  Authorized Signatory
                                           Date:  April 25, 2001




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